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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 4, 2003

                        COMPASS KNOWLEDGE HOLDINGS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           NEVADA                         0-29615          87-0471549

(STATE OR OTHER JURISDICTION          (COMMISSION FILE    (IRS EMPLOYER
OF INCORPORATION OR                    NUMBER)              IDENTIFICATION
ORGANIZATION)                                               NUMBER)


                           2710 REW CIRCLE, SUITE 100
                              OCOEE, FLORIDA 34761
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES INCLUDING ZIP CODE)

                                 (407) 573-2000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 (407) 656-7585
              (REGISTRANT'S FACSIMILE NUMBER, INCLUDING AREA CODE)

                            WWW.COMPASSKNOWLEDGE.COM
                         (REGISTRANT'S WEBSITE ADDRESS)

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ITEM 5   OTHER EVENTS.

     By virtue of an Agreement entered into on June 4, 2003, the Registrant and its Chief Executive Officer and Chairman, Rogers W. Kirven, Jr., have mutually agreed to a termination of Mr. Kirven's employment with the Registrant.

     Attached as Exhibits 10.10 and 99.1, are copies of the Termination Agreement and press release, respectively, that describes the nature and terms of Mr. Kirven's termination.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)   Exhibit

           Exhibit Number        Descriptions
           --------------        ------------

           10.10                 Agreement

           99.1                  Press Release dated June 4, 2003


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                COMPASS KNOWLEDGE HOLDINGS, INC.

Date:  JUNE 4, 2003                             BY: /s/ DANIEL J. DEVINE
       ------------                                 --------------------
                                                    President and Director

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